UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 16, 2014
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500, Pleasanton, CA 94588
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2014, Callidus Software Inc. (“Callidus”), a Delaware corporation, acquired Clicktools Ltd. (“Clicktools”), a leading provider of premium, cloud-based survey products and services for businesses. Clicktools is a private company limited by shares organized under the laws of England and Wales.

The acquisition was completed pursuant to a share purchase agreement (the “Agreement”) among the vendors set forth in the Agreement (the “Vendors”), Callidus and Dorset Acquisition Corp., a wholly-owned subsidiary of Callidus. Pursuant to the Agreement, Dorset Acquisition Corp. purchased from the Vendors all of the issued share capital of Clicktools (the “Shares”). The closing of the transaction occurred concurrently with the execution of the Agreement. The aggregate purchase price for the Shares was approximately $14.8 million in cash, with approximately $1.6 million of that purchase price to be held back to secure the Vendors’ indemnity obligations.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Callidus announced the acquisition of Clicktools in a press release on September 16, 2014. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing made by Callidus under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document
2.1	Agreement dated as of September 15, 2014, between the vendors set forth therein, Callidus Software Inc. and Dorset Acquisition Corp.
99.1	Press Release dated September 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: September 16, 2014	By:	/s/ Bob L. Corey_______________
Bob L. Corey
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
2.1	Agreement dated as of September 16, 2014, between the vendors set forth therein, Callidus Software Inc. and Dorset Acquisition Corp.
99.1	Press Release dated September 16, 2014.